Exhibit 10.5

FIRST AMENDMENT

                    FIRST AMENDMENT, dated as of June 27, 2008 (this “Amendment”), to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (the “Existing Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties hereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent (the “General Administrative Agent”).

W I T N E S S E T H:

                    WHEREAS, certain lenders (the “Revolving Lenders”) have made revolving credit commitments in an aggregate principal amount of $1,700,000,000 to the U.S. Borrower pursuant to the Existing Credit Agreement (the “U.S. Revolving Credit Facility”) under which there is (i) a $750,000,000 multi-currency revolving credit subfacility (the “Multi-Currency Subfacility”) and (ii) a $200,000,000 Canadian revolving credit subfacility (the “Canadian Subfacility”; together with the U.S. Revolving Credit Facility and the Multi-Currency Subfacility, the “Revolving Credit Facilities”); and

                    WHEREAS, the Borrower has requested, and the Required Refinancing Lenders (as defined below) and the General Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) certain Revolving Lenders (each, an “Extending Lender”) will extend the final scheduled termination date of each of their respective Revolving Credit Commitments to January 31, 2012 and (b) the Existing Credit Agreement will be amended as set forth herein;

                    NOW, THEREFORE, the parties hereto hereby agree as follows:

                    SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Amendment (a) “Required Refinancing Lenders” means (i) the Majority Lenders (as defined in the Existing Credit Agreement) and (ii) each Extending Lender and (b) “Credit Agreement” means the Existing Credit Agreement as amended by this Amendment.

                    SECTION 2. Extended Revolving Credit Commitments. (a) Subject to the terms and conditions set forth herein, each Extending Lender agrees to extend the final scheduled termination date of each of its Revolving Credit Commitments to January 31, 2012.

                    (b)          On the First Amendment Conversion Date (as defined below) (i) the U.S. Revolving Credit Commitments of each Extending Lender (or its lending affiliate) shall be reduced (the “Revolving Credit Commitment Reduction”) by 33.33% (the “Relevant Percentage”) of such Extending Lender’s U.S. Revolving Credit Commitments immediately prior to the First Amendment Conversion Date, it being understood that the U.S. Borrower may separately agree with any Extending Lender to waive or reduce the Relevant Percentage for such Extending Lender only, (ii) the aggregate amount of the Multicurrency Commitments shall be reduced to $400,000,000, with the Multicurrency Commitment of each Multicurrency Lender being reduced ratably, it being understood that the U.S. Borrower may separately agree with any Multicurrency Lender to waive or reduce such reduction for such Multicurrency Lender only, and (iii) the aggregate amount of the Canadian Revolving Credit Commitments shall be reduced to $100,000,000, with the Canadian Revolving Credit Commitment of each Canadian Lender being reduced ratably, it being understood that the Canadian Borrower may separately agree with any Canadian Lender to waive or reduce such reduction for such Canadian Lender only. The Multi-Currency Subfacility and the Canadian Subfacility shall as of the First Amendment Conversion Date each be allocated to the Tranche A U.S. Revolving Credit Facility. In order to give effect to the allocation of the Multi-Currency Subfacility and the Canadian Subfacility to the Tranche A U.S. Revolving Credit Facility, references in applicable provisions of the Credit Agreement (including, without limitation, subsection 2.5(a), (b) and (d) of the Credit Agreement) to U.S. Revolving Lenders, Non-Canadian Lenders and Non-Multicurrency Lenders shall be deemed to be references to such Lenders only to the extent they are Tranche A U.S. Revolving Lenders and references to U.S. Revolving Credit Loans shall be deemed to be references to Tranche A U.S. Revolving Credit Loans, in each case if appropriate (as determined by the General Administrative Agent in its sole discretion in a manner consistent with this Amendment).

                    (c)          As of the First Amendment Conversion Date, (i) the portion of the U.S. Revolving Credit Commitments under the U.S. Revolving Credit Facility held by the Extending Lenders will constitute the Tranche A portion of the U.S. Revolving Credit Facility (the “Tranche A U.S. Revolving Credit Facility”, and each U.S. Revolving Credit Loan thereunder a “Tranche A U.S. Revolving Credit Loan”); provided that the Tranche A U.S. Revolving Credit Facility may include the Tranche A U.S. Revolving Credit Commitments of an Assuming Lender pursuant to Section 2.6 of the Credit Agreement (and the term “Extending Lender” will include any Assuming Lender where applicable) and (ii) the portion of the U.S. Revolving Credit Commitments under the U.S. Revolving Credit Facility held by the Revolving Lenders which are not Extending Lenders (each, a “Declining Lender”) shall constitute the Tranche B portion of the U.S. Revolving Credit Facility (the “Tranche B U.S. Revolving Credit Facility”, and each U.S. Revolving Credit Loan thereunder a “Tranche B U.S. Revolving Credit Loan”). The Tranche A U.S. Revolving Credit Facility and the Tranche B. U.S. Revolving Credit Facility together shall constitute the U.S. Revolving Credit Facility, the Tranche A U.S. Revolving Credit Loans and the Tranche B U.S. Revolving Credit Loans together shall constitute the U.S. Revolving Credit Loans and each Lender’s commitment under the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility shall constitute such Lender’s U.S. Revolving Credit Commitment. Notwithstanding anything to the contrary contained in the Credit Agreement, on the First Amendment Conversion Date outstanding U.S. Revolving Credit Loans and U.S. Revolving Credit Loans made by Assuming Lenders, if any, shall be deemed to be reallocated (i) as Tranche A U.S. Revolving Credit Loans in an amount equal to the aggregate amount of U.S. Revolving Credit Loans of Tranche A U.S. Revolving Lenders immediately prior to the First Amendment Conversion Date; provided that any Assuming Lenders shall make available to the General Administrative Agent such amounts in immediately available funds as the General Administrative Agent shall determine, for the benefit of the other relevant Tranche A U.S. Revolving Lenders as being required in order to cause, after giving effect to the application of such amounts to make payments to such other relevant Tranche A U.S. Revolving Lenders, the Tranche A U.S. Revolving Credit Loans to be held ratably by all Tranche A U.S. Revolving Lenders in accordance with their respective Tranche A U.S. Revolving Credit Commitments and (ii) as Tranche B U.S. Revolving Credit Loans in an amount equal to the aggregate amount of U.S. Revolving Credit Loans of Tranche B U.S. Revolving Lenders immediately prior to the First Amendment Conversion Date. All such Loans deemed to be reallocated on the First Amendment Conversion Date (“U.S. Reallocated Loans”) will have initial Interest Periods commencing on the First Amendment Conversion Date and ending on the same dates as the Interest Periods applicable to the U.S. Reallocated Loans immediately prior to the First Amendment Conversion Date and will bear interest during such Interest Periods based on Eurodollar Rates that were applicable to the U.S. Reallocated Loans immediately prior to the First Amendment Conversion Date, which will be deemed to be the Eurodollar Rates applicable to the U.S. Reallocated Loans hereunder on the First Amendment Conversion Date (but the Applicable Margins with respect to the U.S. Reallocated Loans will be as provided for in this Amendment). On the First Amendment Conversion Date, the General Administrative Agent shall effect such entries in the Register (and the U.S. Revolving Lenders will make such payments among themselves and to the U.S. Borrower and the General Administrative Agent as directed by the General Administrative Agent) so that, after giving effect thereto, each Tranche A U.S. Revolving Lender holds a principal amount of the U.S. Reallocated Loans (i.e., Tranche A U.S. Revolving Credit Loans) equal to the principal amount of Loans under the U.S. Revolving Credit Facility held by such Tranche A U.S. Revolving Lender and each Tranche B U.S. Revolving Credit Lender holds a principal amount of the U.S. Reallocated Loans (i.e., Tranche B U.S. Revolving Credit Loans) equal to the principal amount of Loans under the U.S. Revolving Credit Facility held by such Tranche B U.S. Revolving Lender. The U.S. Borrower also agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of the Refinanced Loans as of such date (excluding any amounts payable pursuant to Section 9.11 of the Existing Credit Agreement except as a result of prepayments funded from the proceeds of U.S. Revolving Credit Loans made by Assuming Lenders).

          In order to give effect to the allocation of the U.S. Revolving Credit Facility to the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility, defined terms and other provisions in the Credit Agreement relating to calculating availability, funding and outstandings under the Revolving Credit Commitments (including, without limitation, the definitions of “Aggregate Percentage”, “Aggregate U.S. Revolving Credit Outstandings” and “U.S. Revolving Credit Commitment”) shall be deemed to be amended as appropriate (as determined by the General Administrative Agent in its sole discretion in a manner consistent with this Amendment) to give effect to the intent of this Amendment.

                    (d)          As of the First Amendment Conversion Date, the Letter of Credit subfacility under the U.S. Revolving Credit Facility (reduced as provided in Section 3(j) below) shall be allocated to the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility as set forth in subsection 8.1(c) of the Credit Agreement. The Tranche A Letters of Credit and the Tranche B Letters of Credit together shall constitute the Letters of Credit. Any Letters of Credit outstanding on the First Amendment Conversion Date (“2008 Existing Letters of Credit”) shall on the First Amendment Conversion Date be deemed to be Tranche A Letters of Credit. The risk participations in 2008 Existing Letters of Credit shall be automatically adjusted such that (i) each Tranche A U.S. Revolving Lender shall have a risk participation in each such 2008 Existing Letter of Credit equal to its U.S. Revolving Credit Commitment Percentage and (ii) no Tranche B U.S. Revolving Lender shall have any risk participation in 2008 Existing Letters of Credit. The U.S. Borrower agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued Letter of Credit fees and any other amounts owing in respect of the Existing Letters of Credit as of such date.

                    (e)          As of the First Amendment Conversion Date, the Swing Line subfacility under the U.S. Revolving Credit Facility (reduced as provided in Section 3(a)(viii) below) shall be allocated to the Tranche A U.S. Revolving Credit Facility. Any Swing Line Loans outstanding on the First Amendment Conversion Date (“Existing Swing Line Loans”) shall on the First Amendment Conversion Date be deemed to be outstanding under the Tranche A U.S. Revolving Credit Facility. The U.S. Borrower agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of Existing Swing Line Loans as of such date. In order to give effect to the allocation of the Swing Line subfacility to the Tranche A U.S. Revolving Credit Facility, references in applicable provisions of the Credit Agreement to U.S. Revolving Lenders shall be deemed to be references to Tranche A U.S. Revolving Lenders and references to U.S. Revolving Credit Loans shall be deemed to be references to Tranche A U.S. Revolving Loans, in each case if appropriate (as determined by the General Administrative Agent in its sole discretion in a manner consistent with this Amendment).

                    (f)           (i) As of the First Amendment Conversion Date, each applicable Borrower shall repay the Multicurrency Loans (other than Swing Line Multicurrency Loans) of each Declining Lender (or its Counterpart Lender). Notwithstanding anything to the contrary contained in the Credit Agreement, on the First Amendment Conversion Date outstanding Multicurrency Loans, if any, shall be deemed to be reallocated (in the applicable currencies) to the extent required so that the Multicurrency Loans are held ratably by the Multicurrency Lenders based on their respective Multicurrency Commitment Percentage on the First Amendment Conversion Date. All such Loans (“Multicurrency Reallocated Loans”) will have initial Interest Periods commencing on the First Amendment Conversion Date and ending on the same dates as the Interest Periods applicable to the Multicurrency Reallocated Loans immediately prior to the First Amendment Conversion Date and will bear interest during such Interest Periods based on Eurocurrency Rates that were applicable to the Multicurrency Reallocated Loans immediately prior to the First Amendment Conversion Date, which will be deemed to be the Eurocurrency Rates applicable to the Multicurrency Reallocated Loans hereunder on the First Amendment Conversion Date (but the Applicable Margins with respect to the Multicurrency Reallocated Loans will be as provided for in this Amendment). On the First Amendment Conversion Date, the General Administrative Agent shall effect such entries in the Register (and the Multicurrency Lenders will make such payments among themselves and to the applicable Borrowers and the General Administrative Agent as directed by the General Administrative Agent) so that, after giving effect thereto, each Multicurrency Lender holds a principal amount of the Multicurrency Reallocated Loans equal to its ratable share of the Multicurrency Commitments on the First Amendment Conversion Date. Each applicable Borrower also agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of the Multicurrency Loans as of such date (including any amounts payable pursuant to Section 9.11 of the Existing Credit Agreement).

                                    (ii) As of the First Amendment Conversion Date, each applicable Borrower shall repay Loans under the Canadian Subfacility (“Canadian Loans”) of each Declining Lender (or its Counterpart Lender). Notwithstanding anything to the contrary contained in the Credit Agreement, on the First Amendment Conversion Date outstanding Canadian Loans, if any, shall be deemed to be reallocated to the extent required so that the Canadian Loans are held ratably by the Canadian Lenders based on their respective Canadian Revolving Credit Commitment Percentage on the First Amendment Conversion Date. All such Loans (“Canadian Reallocated Loans”) will bear interest based on the applicable Canadian Base Rate (but the Applicable Margins with respect to the Canadian Reallocated Loans will be as provided for in this Amendment). On the First Amendment Conversion Date, the General Administrative Agent shall effect such entries in the Register (and the Canadian Lenders will make such payments among themselves and to the Canadian Borrower and the General Administrative Agent as directed by the General Administrative Agent) so that, after giving effect thereto, each Canadian Lender holds a principal amount of the Canadian Reallocated Loans equal to its ratable share of the Canadian Revolving Credit Commitments on the First Amendment Conversion Date. The Canadian Borrower also agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of the Canadian Loans as of such date (including any amounts payable pursuant to Section 9.11 of the Existing Credit Agreement).

                    (g)           On March 23, 2010, the Borrowers shall repay all Tranche B U.S. Revolving Credit Loans and all other amounts owed under the Tranche B U.S. Revolving Credit Facility (including facility fees and Letter of Credit fees).

                    (h)          The aggregate principal amount of all Term Loans outstanding under the Existing Credit Agreement on the First Amendment Effective Date and the First Amendment Conversion Date, the aggregate amount of all Revolving Credit Commitments (as reduced as provided in this Amendment) and the aggregate principal amount of all Revolving Credit Loans (except to the extent repaid pursuant to this Amendment) shall continue to be outstanding under the Credit Agreement and the terms of the Credit Agreement will govern the rights of the Borrowers and the Lenders with respect thereto.

                    SECTION 3. Amendment of the Existing Credit Agreement. (a) Subsection 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i) by adding the following new definitions, to appear in proper alphabetical order:

                    “Aggregate Available Tranche A U.S. Revolving Credit Commitments”: as at any date of determination with respect to all Tranche A U.S. Revolving Lenders, an amount in U.S. Dollars equal to the Available U.S. Revolving Credit Commitments of all Tranche A U.S. Revolving Lenders on such date.

                    “Aggregate Available Tranche B U.S. Revolving Credit Commitments”: as at any date of determination with respect to all Tranche B U.S. Revolving Lenders, an amount in U.S. Dollars equal to the Available U.S. Revolving Credit Commitments of all Tranche B U.S. Revolving Lenders on such date.

                    “Aggregate Tranche A U.S. Revolving Credit Commitments”: the aggregate amount of the Tranche A U.S. Revolving Credit Commitments of all Tranche A U.S. Revolving Lenders, as such amount may be increased pursuant to subsection 2.6.

“Aggregate Tranche B U.S. Revolving Credit Commitments”: the aggregate amount of the Tranche B U.S. Revolving Credit Commitments of all Tranche B U.S. Revolving Lenders.

“First Amendment”: the First Amendment dated as of June 27, 2008 to this Agreement.

“First Amendment Conversion Date”: July 11, 2008 or such later date as agreed by the U.S. Borrower and the General Administrative Agent.

“First Amendment Effective Date”: the date on which the conditions precedent set forth in Section 4 of the First Amendment shall have been satisfied, which date is July 3, 2008.

“Requested U.S. Revolving Credit Loans”: as defined in subsection 2.5(b).

“Tranche A Letter of Credit”: as defined in subsection 8.1(c).

                    “Tranche A U.S. Dollar Funding Commitment Percentage”: as at any date of determination (after giving effect to the making and payment of any Loans made on such date pursuant to subsection 2.5), with respect to any Tranche A U.S. Revolving Lender, that percentage which the Available U.S. Revolving Credit Commitment of such Tranche A U.S. Revolving Lender then constitutes of the Aggregate Available Tranche A U.S. Revolving Credit Commitments.

                    “Tranche A U.S. Revolving Credit Commitment”: as to any U.S. Revolving Lender at any time, its obligation to make U.S. Revolving Credit Loans that are Tranche A Revolving Credit Loans to, and/or participate in Swing Line Dollar Loans made to and Tranche A Letters of Credit issued for the account of, the U.S. Borrower and its Subsidiaries in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such U.S. Revolving Lender’s name in Schedule I under the heading “Tranche A U.S. Revolving Credit Commitment”, as such amount may be reduced from time to time pursuant to subsection 2.4 and the other applicable provisions hereof.

“Tranche A U.S. Revolving Credit Facility”: as defined in the First Amendment.

“Tranche A U.S. Revolving Credit Loan”: as defined in the First Amendment.

“Tranche A U.S. Revolving Lender”: the Lenders listed in Part A of Schedule I hereto which shall, in each case, have Tranche A U.S. Revolving Credit Commitments.

“Tranche B Letter of Credit”: as defined in subsection 8.1(c).

                    “Tranche B U.S. Dollar Funding Commitment Percentage”: as at any date of determination (after giving effect to the making and payment of any Loans made on such date pursuant to subsection 2.5), with respect to any Tranche B U.S. Revolving Lender, that percentage which the Available U.S. Revolving Credit Commitment of such Tranche B U.S. Revolving Lender then constitutes of the Aggregate Available Tranche B U.S. Revolving Credit Commitments.

                    “Tranche B U.S. Revolving Credit Commitment”: as to any U.S. Revolving Lender at any time, its obligation to make U.S. Revolving Credit Loans that are Tranche B U.S. Revolving Credit Loans to, and/or participate in Tranche B Letters of Credit issued for the account of, the U.S. Borrower and its Subsidiaries in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such U.S. Revolving Lender’s name in Schedule I under the heading “Tranche B U.S. Revolving Credit Commitment”, as such amount may be reduced from time to time pursuant to subsection 2.4 and the other applicable provisions hereof.

“Tranche B U.S. Revolving Credit Facility”: as defined in the First Amendment.

“Tranche B U.S. Revolving Credit Loan”: as defined in the First Amendment.

“Tranche B U.S. Revolving Lender”: the Lenders listed in Part A of Schedule I hereto which shall, in each case, have Tranche B U.S. Revolving Credit Commitments.

(ii) by deleting the definition of “Applicable Margin” and substituting therefor the following:

                    “Applicable Margin”: (a) for each Extension of Credit under the Tranche B U.S. Revolving Credit Facility, the applicable rate per annum determined pursuant to clause (a) of the Pricing Grid, (b) for each Term Loan, the applicable rate per annum set forth in clause (b) of the Pricing Grid and (c) for each Extension of Credit other than an Extension of Credit under the Tranche B U.S. Revolving Credit Facility and Term Loans, the applicable rate per annum determined pursuant to clause (c) of the Pricing Grid.

(iii) by deleting the definition of “Conversion Sharing Percentage” and substituting therefor the following:

                         “Conversion Sharing Percentage”: on any date with respect to any U.S. Revolving Credit Lender and any Loans or Acceptances, as the case may be, outstanding in any currency other than U.S. Dollars, the percentage of such Loans or Acceptances, as the case may be, such that, after giving effect to the conversion of such Loans or Acceptances, as the case may be, to U.S. Dollars and the purchase and sale by the U.S. Revolving Credit Lenders of participating interests as contemplated by subsection 17.8, the Committed Revolving Outstandings Percentage of such U.S. Revolving Credit Lender will equal such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment Percentage on such date (calculated immediately prior to giving effect to any termination or expiration of the U.S. Revolving Credit Commitments on the Conversion Date).

(iv) by amending the definition of “Indebtedness” by adding at the end thereof the following:

Notwithstanding the foregoing, except for purposes of determining the Applicable Margin, Indebtedness shall not include at any time the foreign currency equivalent of up to $50,000,000 of obligations of the U.S. Borrower and its Subsidiaries in respect of Chinese Acceptance Notes. As used herein, “Chinese Acceptance Notes” means acceptance notes issued by Chinese banks in the ordinary course of business for the account of any direct or indirect Chinese Subsidiary of the U.S. Borrower to effect the current payment of goods and services in accordance with customary trade terms in China.

                    (v)  by amending clause (a) to the definition of “Pricing Grid” by (x) deleting the parenthetical and inserting in lieu thereof “(other than Extensions of Credit under the Tranche A U.S. Revolving Credit Facility and Term Loans)” and (y) deleting all references to “Multicurrency Loans”, “Canadian Base Rate Loans” and “Prime Rate Loans” in both clause (a), and the grid set forth in such clause (a).

(vi) by adding the following clause (c) to the definition of “Pricing Grid”:

                  (c) with respect to Extensions of Credit under the Tranche A U.S. Revolving Credit Facility, the Multicurrency Commitments and the Canadian Revolving Credit Commitments, as of the First Amendment Conversion Date, initially (i) 2.000% per annum in the case of Eurodollar Loans and Multicurrency Loans and (ii) 1.000% per annum in the case of ABR Loans, Canadian Base Rate Loans and Prime Rate Loans, in each case until the next Adjustment Date and then calculated as set forth below:

		Applicable Margin

Category	Index Debt Rating Level	Eurodollar/ Multicurrency Loans	ABR Loans, Canadian Base Rate Loans and Prime Rate Loans	Facility Fee Rate

I	• BB+ and • Ba1	1.000%	0%	0.350%

II	• BB or • Ba2	1.250%	.250%	.500%

III	• BB- or • Ba3	1.750%	.750%	.500%

IV	• B+ or • B1	2.000%	1.000%	.500%

V	<B+ and <B1	2.250%	1.250%	.500%

                    (vii) by amending the last paragraph in the definition of “Pricing Grid” by (i) adding “or Category V (in the case of clause (c) above)” at the end of each of the first and third sentences and (ii) replacing the last sentence at the end of such paragraph with the following:

In the case of Categories II through IV of clause (c) above, (a) if the Index Debt ratings by S&P and Moody’s differ by one Category, the applicable Category shall be determined based on the higher of the two ratings, (b) if the Index Debt ratings by S&P and Moody’s differ by two Categories, the applicable Category shall be one Category below the higher of the two ratings and (c) if the Index Debt ratings by S&P and Moody’s differ by more than two Categories, the applicable Category shall be two Categories below the higher of the two ratings.

(viii) by amending the definitions of “Swing Line Dollar Commitment” and “Swing Line Multicurrency Commitment” by replacing in each definition the amount “$150,000,000” with the amount “$100,000,000”.

(ix) by deleting the definition of “Revolving Credit Termination Date” and substituting therefor the following:

                     “Revolving Credit Termination Date”: (a) with respect to Revolving Credit Commitments other than Tranche B U.S. Revolving Credit Commitments, January 31, 2012 and (b) with respect to Tranche B U.S. Revolving Credit Commitments, March 23, 2010.

(ix) by adding the following at the end of the definition of “U.S. Revolving Credit Commitment Percentage”:

The U.S. Revolving Credit Commitment Percentage for each Tranche A U.S. Revolving Lender will be calculated as if the Tranche B U.S. Revolving Credit Commitments were terminated, and the U.S. Revolving Credit Commitment Percentage for each Tranche B U.S. Revolving Lender will be calculated as if the Tranche A U.S. Revolving Credit Commitments were terminated. Notwithstanding the foregoing sentence, for purposes of Section 17.8 and the definition of “Conversion Sharing Percentage”, the U.S. Revolving Credit Commitment Percentage of each U.S. Revolving Lender shall be calculated on the basis of its share of the aggregate of the Tranche A U.S. Revolving Credit Commitments and the Tranche B U.S. Revolving Credit Commitments taken as a single class (as described in the first sentence of this definition) rather than on the basis of its share of the Tranche A U.S. Revolving Credit Commitments or the Tranche B U.S. Revolving Credit Commitments, as the case may be.

(b) Subsection 2.1 of the Existing Credit Agreement is amended by inserting the following clause (c):

           (c)          Notwithstanding the foregoing, on and after the First Amendment Conversion Date, U.S. Revolving Credit Loans shall either be Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans, as determined by the U.S. Borrower or as provided in Section 2(c) of the First Amendment, provided that (i) a Tranche A U.S. Revolving Lender shall only be required to make a Tranche A U.S. Revolving Credit Loan if, after giving effect thereto, (A) the Available U.S. Revolving Credit Commitment of each Tranche A U.S. Revolving Lender is greater than or equal to zero and (B) the Aggregate Total Revolving Outstandings of all Tranche A U.S. Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments and (ii) a Tranche B U.S. Revolving Lender shall only be required to make a Tranche B U.S. Revolving Credit Loan if, after giving effect thereto, (A) the Available U.S. Revolving Credit Commitment of each Tranche B U.S. Revolving Lender is greater than or equal to zero and (B) the Aggregate Total Revolving Outstandings of all Tranche B Lenders do not exceed the Aggregate Tranche B U.S. Revolving Credit Commitments. The U.S. Borrower shall specify in each borrowing notice pursuant to subsection 2.3 whether the requested U.S. Revolving Credit Loan shall be a Tranche A U.S. Revolving Credit Loan or a Tranche B U.S. Revolving Credit Loan, and such U.S. Revolving Credit Loan shall be funded on the basis of the Tranche A U.S. Dollar Funding Commitment Percentages or the Tranche B U.S. Dollar Funding Commitment Percentages, as applicable. All references in this Section 2 to U.S. Revolving Lenders shall on and after the First Amendment Conversion Date be deemed to be references to Tranche A U.S. Revolving Lenders in the case of a Tranche A U.S. Revolving Credit Loan or Tranche A U.S. Revolving Credit Commitment and to Tranche B U.S. Revolving Lenders in the case of a Tranche B U.S. Revolving Credit Loan or Tranche B U.S. Revolving Credit Commitment. The General Administrative Agent shall record in the Register maintained pursuant to subsection 17.6(d) and subsection 2.2(c) whether a U.S. Revolving Credit Loan made hereunder is a Tranche A U.S. Revolving Credit Loan or a Tranche B U.S. Revolving Credit Loan. The U.S. Borrower shall have the right to terminate or reduce the Tranche A U.S. Revolving Credit Commitments and the Tranche B U.S. Revolving Credit Commitments in accordance with subsection 2.4 without being required to make such termination or reduction pro rata between Tranche A U.S. Revolving Credit Commitments and Tranche B U.S. Revolving Credit Commitments (it being understood that the U.S. Borrower shall specify whether such termination or reduction shall apply to the Tranche A U.S. Revolving Credit Commitments or the Tranche B U.S. Revolving Credit Commitments). The facility fee under subsection 9.5 shall be payable to each Tranche B U.S. Revolving Lender with respect to its Tranche B U.S. Revolving Credit Commitments to but excluding the date the Tranche B U.S. Revolving Credit Commitments have terminated and the Obligations owed to Tranche B U.S. Revolving Lenders have been paid in full.

                    (c) Subsection 2.3 of the Existing Credit Agreement is amended by (i) adding after the phrase “Aggregate Available U.S. Revolving Credit Commitments” in clause (A) of the second sentence of such subsection the phrase “under the Tranche A U.S. Revolving Credit Facility or Tranche B U.S. Revolving Credit Facility, as applicable,” and (ii) replacing the phrase

“U.S. Dollar Funding Commitment Percentage” with the phrase “Tranche A U.S. Dollar Funding Commitment Percentage or Tranche B U.S. Dollar Funding Commitment Percentage, as applicable,”.

                    (d) Subsection 2.4 of the Existing Credit Agreement is amended by adding before the proviso the following phrase “, with such reductions being applied to the Tranche A U.S. Revolving Credit Commitments and/or Tranche B U.S. Revolving Credit Commitments as the U.S. Borrower determines in its sole discretion”.

(e) Subsection 2.5(b) of the Existing Credit Agreement is replaced in its entirety with the following:

             If on any Borrowing Date on which a Borrower has requested the Multicurrency Lenders to make Multicurrency Loans (the “Requested Multicurrency Loans”) or the U.S. Revolving Lenders to make U.S. Revolving Credit Loans (the “Requested U.S. Revolving Credit Loans”), (i) the principal amount of the Requested Multicurrency Loans to be made by any Multicurrency Lender exceeds the Available Multicurrency Commitment of such Multicurrency Lender on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this subsection 2.5 on such Borrowing Date) or the principal amount of the Requested U.S. Revolving Credit Loans to be made by any Multicurrency Lender exceeds the Available U.S. Revolving Credit Commitment of such Multicurrency Lender on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this subsection 2.5 on such Borrowing Date) and (ii) the U.S. Dollar Equivalent of the amount of such excess is less than or equal to the aggregate Available U.S. Revolving Credit Commitments of all Non-Multicurrency Lenders (before giving effect to the making and payment of any Loans pursuant to this subsection 2.5 on such Borrowing Date), each Non-Multicurrency Lender shall make a U.S. Revolving Credit Loan to the U.S. Borrower on such Borrowing Date, and the proceeds of such U.S. Revolving Credit Loans shall be simultaneously applied to repay outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from the Multicurrency Lenders of the Requested Multicurrency Loans or the Requested U.S. Revolving Credit Loans, the Committed Revolving Outstandings Percentage of each U.S. Revolving Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage. To effect such borrowings and repayments, (x) not later than 12:00 Noon, New York City time, on such Borrowing Date, the proceeds of such U.S. Revolving Credit Loans shall be made available by each Non-Multicurrency Lender to the General Administrative Agent at its office specified in subsection 17.2 in U.S. Dollars and in immediately available funds and the General Administrative Agent shall apply the proceeds of such U.S. Revolving Credit Loans toward repayment of outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) and (y) concurrently with the repayment of such Loans on such Borrowing Date, (I) the Multicurrency Lenders shall, in accordance with the applicable provisions hereof, make the Requested Multicurrency Loans or the Requested U.S. Revolving Credit Loans, as the case may be, in an aggregate amount equal to the amount so requested by such Borrower (but not in any event greater than the Aggregate Available Multicurrency Commitments or the Aggregate Available U.S. Revolving Credit Commitments, as the case may be, after giving effect to the making of such repayment of any Loans on such Borrowing Date) and (II) the relevant Borrower shall pay to the General Administrative Agent for the account of the Lenders whose Loans to such Borrower are repaid on such Borrowing Date pursuant to this subsection 2.5 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to subsection 9.11 in connection with such repayment.

                    (f) Subsection 2.6 of the Existing Credit Agreement is amended by (i) replacing all references to “U.S. Revolving Credit Commitment” with the phrase “Tranche A U.S. Revolving Credit Commitment”, (ii) in the last sentence thereof, replacing (x) the phrase “U.S. Revolving Credit Loans” with the phrase “Tranche A U.S. Revolving Credit Loans” and (y) the phrase “U.S. Revolving Lenders” with “Tranche A U.S. Revolving Lenders” and (iii) replacing the amount “$2,500,000,000” in clause (b) with the amount “$1,200,000,000”.

                    (g) Subsection 3.1 of the Existing Credit Agreement is amended by (i) inserting the phrase “(a)” at the beginning of such subsection before “Subject to the terms”, (ii) deleting clause (ii) in clause (b) of the new subsection 3.1(a) and substituting therefor “the Aggregate Total Revolving Outstandings of all Tranche A U.S. Revolving Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments” and (iii) inserting the following clause (b):

                 (b)          Notwithstanding the foregoing, on and after the First Amendment Conversion Date, all Swing Line Dollar Loans shall be made under the Tranche A U.S. Revolving Credit Facility, provided that the Swing Line Dollar Lender shall only be required to make a Swing Line Dollar Loan if, after giving effect thereto, (i) the Available U.S. Revolving Credit Commitment of each Tranche A U.S. Revolving Lender is greater than or equal to zero and (ii) the Aggregate Total Revolving Outstandings of all Tranche A U.S. Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments. All references in this Section 3 to U.S. Revolving Lenders or the U.S. Dollar Funding Commitment Percentage shall on and after the First Amendment Conversion Date be deemed to be references to Tranche A U.S. Revolving Lenders and the Tranche A U.S. Dollar Funding Commitment Percentage, respectively.

                    (h) Subsections 3.4(a) and 3.5(a) of the Existing Credit Agreement is amended by (i) replacing all references to (x) “U.S. Revolving Credit Commitments” with the phrase “Tranche A U.S. Revolving Credit Commitments”, (y) “U.S. Revolving Credit Loans” with the phrase “Tranche A U.S. Revolving Credit Loans” and (z) “U.S. Revolving Lenders” with the phrase “Tranche A U.S. Revolving Lenders” and (ii) adding the following sentence at the end of subsection 3.5(a):

Each Tranche A U.S. Revolving Lender agrees and acknowledges that the obligation of the U.S. Revolving Lenders under this subsection 3.5 are obligations solely of the Tranche A U.S. Revolving Lenders.

                    (i) Subsections 5.1, 6.1(a) and 7.1 of the Existing Credit Agreement are amended by deleting clause (iii) in each of subsections 5.1 and 7.1 and clause (ii) in subsection 6.1(a) and substituting in each case therefor “the Aggregate Total Revolving Outstandings of all Tranche A U.S. Revolving Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments”.

(j) Subsection 8.1 of the Existing Credit Agreement is amended by (i) replacing the amount “$400,000,000” with the amount “$300,000,000” in clause (a) and (ii) inserting the following clause (c):

                 (c)          Notwithstanding the foregoing, on and after the First Amendment Conversion Date, Letters of Credit issued and outstanding hereunder shall either be issued and outstanding under the Tranche A U.S. Revolving Credit Facility (a “Tranche A Letter of Credit”) or issued and outstanding under the Tranche B U.S. Revolving Credit Facility (a “Tranche B Letter of Credit”), as requested by the U.S. Borrower, provided that (i) the aggregate face amount of all Letters of Credit outstanding at any time shall not exceed $300,000,000 and the aggregate face amount of all Tranche B Letters of Credit outstanding at any time shall not exceed $110,000,000 and (ii) all Letters of Credit outstanding on the First Amendment Conversion Date shall be deemed to be Tranche A Letters of Credit. The U.S. Borrower shall specify in each Letter of Credit Application submitted to the Issuing Bank after the First Amendment Conversion Date whether the requested Letter of Credit shall be a Tranche A Letter of Credit or a Tranche B Letter of Credit. All references in this Section 8 (including, without limitation, subsection 8.3), in subsection 2.5(c), in the definition of “Participating Lender” in subsection 1.1 and in subsection 9.5(e) to U.S. Revolving Lenders shall from the First Amendment Conversion Date forward be deemed to be references to Tranche A U.S. Revolving Lenders in the case of a Tranche A Letter of Credit and to Tranche B U.S. Revolving Lenders in the case of a Tranche B Letter of Credit. No Tranche A U.S. Revolving Lender shall be required to take any Participating Interest, or to make any payments in respect of a Participating Interest, in any Tranche B Letter of Credit and no Tranche B U.S. Revolving Lender shall be required to take any Participating Interest, or to make any payments in respect of a Participating Interest, in any Tranche A Letter of Credit. Any Tranche B Letters of Credit outstanding on the Revolving Credit Termination Date for Tranche B U.S. Revolving Credit Commitments shall from such Revolving Credit Termination Date forward for all purposes be deemed to be Tranche A Letters of Credit.

(k) Subsection 9.8 of the Existing Credit Agreement is amended by replacing clause (a)(i) with the following:

                 (a) (i) Borrowings of U.S. Revolving Credit Loans, reductions of U.S. Revolving Credit Commitments and payments on account of principal of or interest on the U.S. Revolving Credit Loans hereunder shall not be required to be made pro rata between the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility. Except as provided in subsection 2.5 (A) each borrowing of Tranche A U.S. Revolving Credit Loans by the U.S. Borrower hereunder shall be made pro rata according to the Tranche A U.S. Dollar Funding Commitment Percentages of the Tranche A U.S. Revolving Lenders in effect on the date of such borrowing and (B) each borrowing of Tranche B U.S. Revolving Credit Loans by the U.S. Borrower hereunder shall be made pro rata according to the Tranche B U.S. Dollar Funding Commitment Percentages of the Tranche B U.S. Revolving Lenders in effect on the date of such borrowing. Each borrowing of Term Loans by the U.S. Borrower from the Term Lenders hereunder shall be made pro rata according to the Term Percentages of the Term Lenders in effect on the date of such borrowing. Each payment by the U.S. Borrower on account of any facility fee hereunder shall be allocated by the General Administrative Agent among the U.S. Revolving Lenders in accordance with the respective amounts which such U.S. Revolving Lenders are entitled to receive pursuant to subsection 9.5(a). Any reduction of the Tranche A U.S. Revolving Credit Commitments of the Tranche A U.S. Revolving Lenders shall be allocated by the General Administrative Agent among the Tranche A U.S. Revolving Lenders pro rata according to the U.S. Revolving Credit Commitment Percentages of the respective Tranche A U.S. Revolving Lenders. Any reduction of the Tranche B U.S. Revolving Credit Commitments of the Tranche B U.S. Revolving Lenders shall be allocated by the General Administrative Agent among the Tranche B U.S. Revolving Lenders pro rata according to the U.S. Revolving Credit Commitment Percentages of the respective Tranche B U.S. Revolving Lenders. Except as provided in subsection 2.5 or subsection 9.4(d), each payment (other than any optional prepayment) by the U.S. Borrower on account of principal of or interest on the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans shall be allocated by the General Administrative Agent pro rata within the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans, as applicable, according to the respective principal amounts thereof then due and owing to each Tranche A U.S. Revolving Lender or Tranche B U.S. Revolving Lender, as the case may be. Except as provided in subsection 2.5 or subsection 9.4(d), each payment (other than any optional prepayment) by the U.S. Borrower on account of principal of or interest on the CAF Advances shall be allocated by the General Administrative Agent pro rata according to the respective principal amounts thereof then due and owing to each U.S. Revolving Lender. Each optional prepayment by the U.S. Borrower on account of principal of or interest on the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans shall be allocated by the General Administrative Agent pro rata within the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans, as applicable, according to the respective outstanding principal amounts thereof. Each payment (including any optional prepayment) by the U.S. Borrower on account of principal of or interest on the Term Loans shall be allocated by the General Administrative Agent pro rata according to the respective principal amounts thereof then owing to each Term Lender. All payments (including prepayments) to be made by the U.S. Borrower hereunder (other than with respect to Multicurrency Loans), whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the General Administrative Agent, for the account of the applicable U.S. Revolving Lenders or the Term Lenders, as applicable, at the General Administrative Agent’s office specified in subsection 17.2, in Dollars and in immediately available funds. The General Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.

(l) Subsection 10.1 of the Existing Credit Agreement is amended by deleting it in its entirety and substituting in lieu thereof the following:

           The (i) audited consolidated balance sheet of the U.S. Borrower as of December 31, 2007 and the related statements of income and cash flow for the fiscal year ending on such date and (ii) unaudited consolidated balance sheet of the U.S. Borrower as of March 31, 2008 and the related statements of income and cash flow for the fiscal quarter ending on such date, each as heretofore furnished to the General Administrative Agent and the Lenders and certified by a Responsible Officer of the U.S. Borrower, are complete and correct in all material respects and fairly present the financial condition of the U.S. Borrower on such date. All such financial statements, including the related schedules and notes thereto, have been prepared in conformity with GAAP applied on a consistent basis, and all liabilities, direct and contingent, of the U.S. Borrower on such date required to be disclosed pursuant to GAAP are disclosed in such financial statements, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                    (m) Subsection 10.2 of the Existing Credit Agreement is amended by (i) deleting the phrase “As of the Restatement Date only” and replacing it with the phrase “As of the First Amendment Effective Date” and (ii) deleting the date “December 31, 2005” and substituting in lieu thereof the date “December 31, 2007”.

(n) Subsection 13.3(a) of the Existing Credit Agreement is amended by replacing the phrase “4% of Consolidated Assets” with the phrase “5% of Consolidated Assets”.

(o) Subsection 13.3(c)(ii) of the Existing Credit Agreement is amended by replacing the amount “$50,000,000” with the amount “$100,000,000”.

(p) Subsection 13.5 of the Existing Credit Agreement is amended by deleting the portion from the phrase “(a) $25,000,000” until the end of that sentence and substituting in lieu thereof the following:

the sum of (i) $250,000,000 plus (ii) 50% of Consolidated Net Income of the U.S. Borrower and its Subsidiaries accrued during the period (treated as one accounting period) from the first day of the first fiscal quarter commencing after the First Amendment Effective Date to the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to subsection 12.1 plus (iii) 100% of the Net Cash Proceeds from the issuance and sale after the First Amendment Effective Date of common stock of the U.S. Borrower or other Capital Stock of the U.S. Borrower approved by the General Administrative Agent plus (iv) amounts required to be expended by the U.S. Borrower to make mandatory purchases of its Capital Stock pursuant to employee benefit plans.

(q) Subsection 17.6(c) of the Existing Credit Agreement is amended by deleting clauses (i) – (viii) of the first proviso and substituting in lieu thereof the following:

(i) if any Tranche A U.S. Revolving Lender assigns a part of its rights and obligations under this Agreement in respect of its U.S. Revolving Credit Loans and/or U.S. Revolving Credit Commitment to an Assignee, such Tranche A U.S. Revolving Lender shall assign proportionate interests in its participations in the Swing Line Dollar Loans and Letters of Credit and other rights and obligations hereunder in respect of the Swing Line Dollar Loans and Letters of Credit to such Assignee, (ii) if any Tranche B U.S. Revolving Lender assigns a part of its rights and obligations under this Agreement in respect of its U.S. Revolving Credit Loans and/or U.S. Revolving Credit Commitment to an Assignee, such Tranche B U.S. Revolving Lender shall assign proportionate interests in its participations in the Letters of Credit and other rights and obligations hereunder in respect of the Letters of Credit to such Assignee, (iii) if any Multicurrency Lender assigns a part of its rights and obligations under this Agreement in respect of its Multicurrency Loans and/or Multicurrency Commitment to an Assignee, such Multicurrency Lender shall assign proportionate interests in its participations in the Swing Line Multicurrency Loans to such Assignee, (iv) in the case of any such assignment to any Assignee other than a Lender, an affiliate of a Lender or an Approved Fund, the aggregate amount of (x) any Term Loans being assigned shall not be less than $1,000,000 (or, if less, the then outstanding amount of Term Loans held by the assigning Term Lender) and (y) the U.S. Revolving Credit Commitment (or, if the U.S. Revolving

Credit Commitments under the Tranche A U.S. Revolving Credit Facility or the Tranche B U.S. Revolving Credit Facility have terminated or expired, the aggregate principal amount of any U.S. Revolving Credit Loans and Participating Interests in Letters of Credit under such tranche) being assigned, the Multicurrency Commitment (or, if the Multicurrency Commitments have terminated or expired, the aggregate principal amount of any Multicurrency Loans) or the U.S. Dollar Equivalent of the aggregate amount of the Canadian Revolving Credit Commitment (or, if the Canadian Revolving Credit Commitments have terminated or expired, the aggregate amount of Canadian Revolving Credit Loans and Acceptance Reimbursement Obligations) being assigned shall not be less than $10,000,000 (or (1) if less, the then outstanding amount of such Commitments, Loans, Participating Interests and/or Acceptance Reimbursement Obligations or (2) such lesser amount as may be agreed by the U.S. Borrower and the Administrative Agents), and after giving effect to such assignment such assignor Lender, if it retains any U.S. Revolving Credit Commitment, shall retain a U.S. Revolving Credit Commitment, Canadian Revolving Credit Commitment or Multicurrency Commitment, as the case may be, of at least $10,000,000 (provided that such minimum assignment amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any), (v) in the case of any such assignment made by a Canadian Lender, such Assignee must be a resident of Canada for purposes of the Tax Act unless such assignment is made pursuant to subsection 17.8, (vi) except in connection with an assignment of Term Loans, such Assignee must be a Professional Market Party, (vii) with respect to an assignment of Term Loans, no consent of any Issuing Lender, the Canadian Administrative Agent, the Swing Line Dollar Lender or the Swing Line Multicurrency Lender shall be required, and (viii) with respect to an assignment of Term Loans to any Lender, any Affiliate thereof or an Approved Fund, no consent of the Borrower or the General Administrative Agent shall be required. Notwithstanding the foregoing, no U.S. Revolving Lender shall assign any rights or obligations under this Agreement in respect of U.S. Revolving Credit Loans and/or U.S. Revolving Credit Commitments to an Assignee if, after giving effect to such assignment, the sum of the Multicurrency Commitment and Canadian Revolving Credit Commitment of such assigning U.S. Revolving Lender (or its lending affiliate) would exceed the U.S. Revolving Credit Commitment of such assigning U.S. Revolving Lender. If the assigning Lender is a U.S. Revolving Lender with a Multicurrency Commitment or a Canadian Revolving Credit Commitment, the assigning Lender shall represent at the time of the assignment that after giving effect thereto the sum of its (or its lending affiliates’) Multicurrency Commitment and Canadian Revolving Credit Commitment will not exceed its U.S. Revolving Credit Commitment.

(r) Subsection 17.8 of the Existing Credit Agreement is amended by inserting after the phrase “ABR Loans”, each time such phrase appears, the phrase “that are Tranche A U.S. Revolving Credit Loans”.

(s) Exhibit J to the Existing Credit Agreement (Form of Assignment and Acceptance) is replaced in its entirety by the Form of Assignment and Acceptance included in Schedule II to this Amendment.

                    SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(i) the General Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the U.S. Borrower, the other

Borrowers, the Majority Lenders and Extending Lenders to the extent required by clause (vi) below; provided that any Lender may signify its consent to this Amendment by instead executing a “lender addendum” in a form as provided by the Administrative Agent;

(ii) the General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party signatory thereto;

                    (iii) the General Administrative Agent shall have received (a) for distribution to each Term Lender which has delivered an executed counterpart of this Amendment to the General Administrative Agent on or prior to the First Amendment Effective Date, an amendment fee equal to 1.00% of such Term Lender’s outstanding Term Loans on the First Amendment Effective Date (it being agreed that the amendment fee is payable to a Term Lender only if such Term Lender has delivered an executed counterpart of this Amendment to the General Administrative Agent on or prior to the time that the General Administrative Agent has received executed counterparts of this Amendment from the Majority Lenders, as determined by the General Administrative Agent in its sole discretion) and (b) all other fees and amounts due and payable on or prior to the First Amendment Effective Date for which invoices have been presented, including all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document;

                    (iv) the General Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the General Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;

                    (v) the General Administrative Agent shall have received evidence reasonably satisfactory to it that the U.S. Borrower has given an irrevocable call notice to redeem all 2009 Notes outstanding on the First Amendment Effective Date and has taken such other steps in connection with the redemption of the 2009 Notes as the General Administrative Agent may reasonably require; and

                    (vi) the General Administrative Agent shall have received evidence reasonably satisfactory to it that the aggregate principal amount of the Tranche A U.S. Revolving Credit Commitments on the First Amendment Effective Date (after giving effect to the minimum Revolving Credit Commitment Reduction of 33.33% and any simultaneous addition of any new U.S. Revolving Lenders pursuant to Section 2.6 of the Existing Credit Agreement) will be not less than $700,000,000.

                    SECTION 5. Fees Payable on the First Amendment Conversion Date. On the First Amendment Conversion Date, the U.S. Borrower shall pay to the General Administrative Agent, for distribution to each Extending Lender which has delivered an executed copy of this Amendment to the General Administrative Agent on or prior to the First Amendment Conversion Date, an amendment fee equal to 1.25% of such Extending Lender’s U.S. Revolving Credit Commitments on the First Amendment Conversion Date (after giving effect to the Revolving Credit Commitment Reduction, if applicable).

SECTION 6. Effect on the Loan Documents. (a) This Amendment shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the First Amendment Effective Date and the First Amendment Conversion Date as modified hereby. Notwithstanding any provision of this Amendment, the provisions of subsections 9.10, 9.11, 9.12 and 17.5 of the Existing Credit Agreement as in effect immediately prior to the First Amendment Effective Date and the First Amendment Conversion Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the First Amendment Effective Date and the First Amendment Conversion Date as to which such provisions apply. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.

                    (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) Each Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

                    (d) On the First Amendment Conversion Date, Schedule I (Commitments) to the Existing Credit Agreement shall be amended as set forth in Schedule I hereto to reflect the Tranche A U.S. Revolving Credit Commitments and the Tranche B U.S. Revolving Credit Commitments and the reallocation of the Multicurrency Commitments and Canadian Revolving Credit Commitments.

                    (e) Each Lender authorizes the General Administrative Agent to fill in and complete (i) the final Revolving Credit Commitment Reduction percentage in Section 2(b) above, (ii) the effective date in the definition of “First Amendment Effective Date”, (iii) the aggregate amount of the Tranche B Letter of Credit sublimit under Section 8.1(c) of the Credit Agreement and (iv) an updated Schedule I, in each case following the First Amendment Conversion Date.

                    SECTION 7. Expenses. The U.S. Borrower agrees to pay or reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.

                    SECTION 8. Representations and Warranties. The U.S. Borrower hereby represents and warrants that (a) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the First Amendment Effective Date (except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 17.13 OF THE CREDIT AGREEMENT AS IF SUCH SUBSECTION WERE SET FORTH IN FULL HEREIN.

                   SECTION 10. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the U.S. Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

                   (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION

By:	/s/ Shari L. Burgess

Name: Shari L. Burgess
Title: Vice President and Treasurer

LEAR CANADA

By:	/s/ Bruce G. Francis

Name: Bruce G. Francis
Title: Management Committee Member, Authorized Representative

LEAR CORPORATION SWEDEN AB

By:	/s/ Daniel A Ninivaggi

Name: Daniel A Ninivaggi
Title: Executive Vice President, Strategic and Corporate Planning

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.

By:

Name:
Title:

LEAR CORPORATION (UK) LIMITED

By:

Name:
Title:

LEAR CORPORATION MEXICO, S.A. DE C.V.

By:

Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION

By:

Name:
Title:

LEAR CANADA

By:

Name:
Title:

LEAR CORPORATION SWEDEN AB

By:

Name:
Title:

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.

By:	/s/ R. C. Hooper

Name: R. C. HOOPER
Title: DIRECTOR

LEAR CORPORATION (UK) LIMITED

By:

Name:
Title:

LEAR CORPORATION MEXICO, S.A. DE C.V.

By:

Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION

By:

Name:
Title:

LEAR CANADA

By:

Name:
Title:

LEAR CORPORATION SWEDEN AB

By:

Name:
Title:

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.

By:

Name:
Title:

LEAR CORPORATION (UK) LIMITED

By:	/s/ Gideon Jewel

Name: GIDEON JEWEL
Title: PRESIDENT

LEAR CORPORATION MEXICO, S.A. DE C.V.

By:

Name:
Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION

By:

Name:
Title:

LEAR CANADA

By:

Name:
Title:

LEAR CORPORATION SWEDEN AB

By:

Name:
Title:

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.

By:

Name:
Title:

LEAR CORPORATION (UK) LIMITED

By:

Name:
Title:

LEAR CORPORATION MEXICO, S. DE R.L. DE C.V.

(as sucessor to Lear Corporation Mexico, S.A. de C.V.)

By:	/s/ Daniel A Ninivaggi

Name: Daniel A Ninivaggi
Title: Executive Vice President, Strategic and Corporate Planning

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and as a Lender

By:	/s/ Richard W. Duker

Name: RICHARD W. DUKER
Title: MANAGING DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Skandinaviska Enskilda Banken AB (publ)

By:	Michael I Dicks /s/ P. Neville Park

Name: PENNY NEVILLE-PARK
Title:

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

FIFTH THIRD BANK, a Michigan Banking Corporation

By:	/s/ Brian Jelinski

Name: Brian Jelinski
Title: Assistant Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender) Comerica Bank

By: /s/ Catherine Meister Young

Name: Catherine Meister Young
Title: VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

MERRILL LYNCH BANK USA

By: /s/ Louis Alder

Name: Louis Alder
Title: First Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Bank of America, N.A.

By: /s/ Chas McDonell

Name: Chas McDonell
Title: Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

CREDIT SUISSE, Cayman Islands Branch

By: /s/ Mikhail Faybusovich

Name: MIKHAIL FAYBUSOVICH
Title: VICE PRESIDENT

By: /s/ Shaheen Malik

Name: SHAHEEN MALIK
Title: ASSOCIATE

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Northern Trust Company

By: /s/ Ashish S. Bhagwat

Name: Ashish S. Bhagwat
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Royal Bank of Scotland plc

By: /s/ James P. Welch

Name: James P. Welch
Title: Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Bank of Tokyo-Mitsubishi UFJ Trust Company

By: /s/ Ravneet Mumick

Name: Ravneet Mumick
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Citibank, N.A.

By: /s/ Paul L. Burroughs Jr.

Name: Paul L. Burroughs Jr.
Title: Director

$ 76,705,000

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

UBS Loan Finance LLC

By: /s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director

By: /s/ David B. Julie

Name: David B. Julie
Title: Associate Director

Signature page to First Amendment dated as of June 27, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent, and, as a Canadian Lender

By: /s/ James J. Rhee

Name: James J. Rhee
Title: Director

/s/ Vik Sidhu
Vik Sidhu
Associate

Signature page to First Amendment dated as of June 27, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

THE BANK OF NOVA SCOTIA

(Name of Lender)

By: /s/ James Forward

Name: JAMES FORWARD
Title: MANAGING DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BNP Paribas

By:	/s/ Andrew Strait

Name: Andrew Strait
Title: Managing Director

By:	/s/ Nader Tannous

Name: Nader Tannous
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BAYERISCHE HYPO- UND VEREINSBANK AG, New York Branch

By:	/s/ Ken Hamilton

Name: Ken Hamilton
Title: Director

By:	/s/ Richard Cordover

Name: Richard Cordover
Title: Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Platinum Grove Contingent Capital Master Fund, Ltd.

(Name of Lender)

By:	/s/ Ayman Hindy

Name: Ayman Hindy
Title: Authorized Signatory

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

National City Bank
(Name of Lender)

By:	/s/ Karani Chopra

Name: KARANI CHOPRA
Title: VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

MIZUHO CORPORATE BANK LTD.

(Name of Lender)

By:	/s/ Hidekatsu Take

Name: Hidekatsu Take
Title: Depty General Manager

Signature page to First Amendment dated as of June 27, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Bank of China, New York Branch

By:	/s/ William Warren Smith

Name: William Warren Smith
Title: Chief Lending Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Styx Partners, LP

By:	/s/ (ILLEGIBLE)

Name: (ILLEGIBLE)
Title: Senior Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

CONTINENTAL CASUALTY COMPANY
Approved by Law Dept.
By: MPL	By:	/s/ Lynne Gugenheim

Date: 7-7-08		Name: Lynne Gugenheim
Title: Senior Vice President and Deputy General
Counsel

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

OAK HILL CREDIT PARTNERS II, LIMITED, as a Lender

By: Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED, as a Lender

By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED, as a Lender

By: Oak Hill CLO Management IV, LLC As Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS V, LIMITED, as a Lender

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

CRP V, as a Lender

By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OHA PARK AVENUE CLO I, LTD., as a Lender

By: Oak Hill Advisors, L.P. As Investment Manager

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OHSF FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

GMAM GROUP PENSION TRUST I, as a Lender

By: STATE STREET BANK AND TRUST COMPANY, solely as Trustee

By:

Name:
Title:

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Morgan Stanley Senior Funding, Inc.

By:	/s/ Ian J. Sandler

Name: Ian J. Sandler
Title: Authorized Signatory

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

(Name of Lender)

By: /s/ James Incognito

Name: James Incognito
Title: Associate
BARCLAYS CAPITAL

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

(Name of Lender) KCCLO II PUBLIC LIMITED CO.

By: /s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

Signature page to First Amendment dated as of,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

SSS Funding II
By: Sankaty Advisors, LLC
as Collateral Manager

By: /s/ Alan K. Halfenger

Name: Alan k. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

Sankaty High Yield Partners II, L.P.

By: /s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

Congressional Funding, LLC

By: /s/ Jason Muelver

Name: Jason Muelver
Title: Attorney-in-Fact

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

By: /s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

VITESSE CLO LTD.
By: TCW Advisors as its
Portfolio Manager

By: /s/ Stephen Suo

STEPHEN SUO
SENIOR VICE PRESIDENT
By: /s/ Julia K. Haramis

JULIA K. HARAMIS
VICE PRESIDENT

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

By: /s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I -
INGOTS, Ltd., as Term Lender

By: /s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

WB Loan Funding 2, LLC

By: /s/ Heather M. Jousma

Name: Heather M. Jousma
Title: Authorized Signatory

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

Grand Central Asset Trust, ELL Series

By: /s/ Jason Muelver

Name: Jason Muelver
Title: Attorney-in-Fact

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

MFL ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD., as Trustee of the Ares
Enhanced Loan Investment Strategy IR Trust

By: ARES ENHANCED LOAN MANAGEMENT IR, L.P., as Portfolio Manager

By: Ares Enhanced Loan IR GP, LLC, as its General Partner

By: Ares Management LLC, as its Manager

By: /s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

AllianceBernstein L.P, as investment advisor

By:	/s/ Michael E. Sohr

Name: Michael E. Sohr
Title: Senior Vice President

Accounts:
Oregon State Treasury
SEI Global Master Fund plc – the SEI Global Opportunistic Fixed Income Fund
SEI Institutional International Trust – International Fixed Income Fund
Sanford C. Bernstein Funds, Inc. – Intermediate Duration Portfolio
Sanford C. Bernstein Funds, Inc. II – Intermediate Duration Institutional Portfolio
AllianceBernstein Institutional Investments – Senior Loan Portfolio
The Noranda Pension Funds Trust – Bond Fund
AllianceBernstein Global Bond Fund

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Chatham Light III CLO, Ltd
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Golden Knight II CLO, Ltd.

LORD ABBETT & CO. LLC	By:	/s/ Elizabeth O. MacLean
AS COLLATERAL MANAGER
Name: Elizabeth O. MacLean
Title: Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Kingsland I, Ltd.
By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino

Name: VINCENT SIINO
Title: AUTHORIZED OFFICER KINGSLAND CAPITAL MANAGEMENT, LLC AS MANAGER

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P., Investment Manager

By:	Ares CLO GP VII, LLC, Its General Partner

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:	/s/ Seth J. Brufsky

Name:	Seth J. Brufsky
Title:	Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

By:	/s/ Seth J. Brufsky

Name:	Seth J. Brufsky
Title:	Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner

By:	/s/ Seth J. Brufsky

Name:	Seth J. Brufsky
Title:	Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender) Credit Genesis CLO 2005-I LTD

By:	/s/ Christophor M Mackey

	Name:	Christophor M Mackey
	Title:	Managing Principal

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry Love

	Name:	Barry Love
	Title:	Chief Credit Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

MARLBOROUGH STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company (MLX)

By:	(ILLEGIBLE)

As authorized representative and not individually

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender) Atrium V

By:	/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sankaty Advisors, LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral
Manager

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Kingsland V, Ltd. By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino

	Name:	VINCENT SIINO
	Title:	AUTHORIZED OFFICER
KINGSLAND CAPITAL MANAGEMENT, LLC
AS MANAGER

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sankaty High Yield Partners III, L.P.

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Cred and Guarantee Agreement, dated as of April 25, 2006

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc. as its Collateral Manager

By:	/s/ Stephen Suo

STEPHEN SUO
SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS
VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

WB Loan Funding 4, LLC

By:	/s/ Heather M. Jousma

	Name:	Heather M. Jousma
	Title:	Authorized Signatory

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

SAN GABRIEL CLO I LTD

By:	/s/ John Casparian

	Name:	John Casparian
	Title:	Co-President, Churchill Pacific

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos CDO II

By its investment adviser Apidos Capital Management, LLC

By:	/s/ John Stelwagon

	Name:	John Stelwagon
	Title:	Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

ARES XI CLO Ltd.

By: ARES CLO MANAGEMENT XI, L.P.

By: ARES CLO GP XI LLC, ITS GENERAL PARTNER

By: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Seth J. Brufsky

Name:	Seth J. Brufsky
Title:	Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Kingsland III, Ltd. By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino

	Name:	VINCENT SIINO
	Title:	AUTHORIZED OFFICER
KINGSLAND CAPITAL MANAGEMENT, LLC
AS MANAGER

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Silverado CLO 2006-I Limited
(Name of Lender)	By Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler

Name: Zachary Tyler
Title: Authorized Signatory

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

CONFLUENT 2 LIMITED
By: Ares Private Account Management I, L.P., as Sub-Manager

By: Ares Private Account Management I GP, LLC, as General Partner

By: Ares Management LLC, as Manager

By:	/s/ Seth J. Brufsky

Name:	Seth J. Brufsky
Title:	Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LOAN FUNDING I LLC, for itself or as agent for Corporate Funding I LLC, By: TCW Advisors, Inc. as Portfolio Manager of LOAN FUNDING I LLC.

By:	/s/ Stephen Suo

STEPHEN SUO
SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS
VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

FIRST 2004-I CLO, LTD.
By: TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ Stephen Suo

STEPHEN SUO
SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS
VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Kingsland II, Ltd. By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Vincent Siino

	Name:	VINCENT SIINO
	Title:	AUTHORIZED OFFICER
KINGSLAND CAPITAL MANAGEMENT, LLC AS MANAGER

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

SHASTA CLO I LTD

By:	/s/ John Casparian

	Name:	John Casparian
Title: Co-President, Churchill Pacific

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

FIRST 2004-II CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo

STEPHEN SUO
SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos CDO I

By its investment adviser Apidos Capital Management, LLC

By:	/s/ John Stelwagon

	Name:	John Stelwagon
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos CDO III

By its investment adviser Apidos Capital Management, LLC

By:	/s/ John Stelwagon

	Name:	John Stelwagon
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos CDO IV

By its investment adviser Apidos Capital Management, LLC

By:	/s/ John Stelwagon

	Name:	John Stelwagon
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos CDO V

By its investment adviser Apidos Capital Management, LLC

By:	/s/ John Stelwagon

	Name:	John Stelwagon
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos Quattro CDO

By its investment adviser Apidos Capital Management, LLC

By:	/s/ John Stelwagon

	Name:	John Stelwagon
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Cred and Guarantee Agreement, dated as of April 25, 2006

VELOCITY CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Stephen Suo

STEPHEN SUO
SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS
VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Kingsland IV, Ltd.
By: Kingsland Capital Management, LLC,
as Manager

By:	/s/ Vincent Siino

	Name:	VINCENT SIINO
	Title:	AUTHORIZED OFFICER
KINGSLAND CAPITAL MANAGEMENT, LLC
AS MANAGER

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

SIERRA CLO II LTD

By:	/s/ John Casparian

Name: John Casparian
Title: Co-President, Churchill Pacific

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Cred and Guarantee Agreement, dated as of April 25, 2006

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Stephen Suo

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

PARK AVENUE LOAN TRUST
By: TCW Advisors, Inc., as Agent

By:	/s/ Stephen Suo

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender) Madison Park Funding III, Ltd.

By:	/s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

OLYMPIC CLO I LTD

By:	/s/ John Casparian

Name: John Casparian
Title: Co-President, Churchill Pacific

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund

By:	/s/ Elizabeth O. MacLean

Name: Elizabeth O. MacLean
Title: Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

SSSI CBNA Loan Funding LLC

By:	/s/ Jason Muelver

Name: Jason Muelver
Title: Attorney-in-Fact

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Cred and Guarantee Agreement, dated as of April 25, 2006

MAC CAPITAL, LTD.
By: TCW Advisors, Inc. as its Portfolio Manager

By:	/s/ Stephen Suo

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

MOMENTUM CAPITAL FUND, LTD.
By: TCW Advisors, Inc. as its Portfolio Manager

By:	/s/ Stephen Suo

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS VICE PRESIDENT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

TCW Senior Secured Floating Rate Loan Fund, L.P.
By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Stephen Suo

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ Julia K. Haramis

JULIA K. HARAMIS VICE PRESIDENT

Signature page to First Amendment dated as of July 2, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KKR Financial CLO 2005-2, Ltd.

By:	/s/ Sarah Brucks

	Name:	Sarah Brucks
	Title:	Authorized Signatory

Signature page to First Amendment dated as of July 2, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KKR Financial CLO 2007-A, Ltd.

By:	/s/ Sarah Brucks

	Name:	Sarah Brucks
	Title:	Authorized Signatory

Signature page to First Amendment dated as of July 2, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KKR Financial CLO 2005-1, Ltd.

By:	/s/ Sarah Brucks

	Name:	Sarah Brucks
	Title:	Authorized Signatory

Signature page to First Amendment dated as of July 2, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KKR Financial CLO 2006-1, Ltd.

By:	/s/ Sarah Brucks

	Name:	Sarah Brucks
	Title:	Authorized Signatory

Signature page to First Amendment dated as of July 2, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Wayzata Funding LLC

By:	/s/ Sarah Brucks

	Name:	Sarah Brucks
	Title:	Authorized Signatory

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

HillMark Funding Ltd. By: HillMark Capital Management, L.P., as Collateral Manager

By:	/s/ Hillel Weinberger

	Name:	Hillel Weinberger
	Title:	Managing Partner

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Grand Central Asset Trust, AGAM Series

By:	/s/ Jason Muelver

	Name:	Jason Muelver
	Title:	Attorney-in-Fact

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Bismarck CBNA Loan Funding LLC,

By:	/s/ Jason Muelver

	Name:	Jason Muelver
	Title:	Attorney-in-Fact

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Olympia Funding, LLC

By:	/s/ Jason Muelver

	Name:	Jason Muelver
	Title:	Attorney-in-Fact

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc.,
Its General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Rockwall CDO II LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc., It’s General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Aberdeen Loan Funding Ltd
By: Highland Capital Management, L.P.,
As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc., Its General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc.
Its General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Grayson CLO, Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc.,
Its General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc., Its General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Eastland CLO, Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc.,
Its General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Brentwood CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
(Name of Lender)	By: Strand Advisors, Inc.,
Its General Partner

By: /s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender)	Westchester CLO, Ltd. By: Highland Capital Management, L.P., As Servicer By: Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender)

Highland Credit Opportunities CDO, L.P.
By: Highland Credit Opportunities CDO GP, L.P., its
General Partner
By: Highland Credit Opportunities CDO GP, LLC, its
General Partner
By: Highland Capital Management, L.P., its Sole Member
By: Strand Advisors, Inc., its General Partner

By:	/s/ Michael Pusateri

	Name:	Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BlueMountain CLO II LTD.

By:	/s/ Michael Abatemarco

	Name:	Michael Abatemarco
Title: Associate

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender)	Armstrong Loan Funding, LTD. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By: /s/ Michael Pusateri

Name:	Michael Pusateri
Title: Chief Operating Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Alaska CBNA Loan Funding LLC,

By: /s/ Brian Schott

Name:	Brian Schott
Title: Attorney-in-fact

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Clear Lake CLO, Ltd.

By: /s/ Bradley K. Bryan

Name:	Bradley K. Bryan
Title: SVP

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

GANNETT PEAK CLO I, LTD. By: McDonnell Investment Management, LLC, as Investment Manager

(Name of Lender)

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

WIND RIVER CLO I LTD. By: McDonnell Investment Management, LLC, as Manager

(Name of Lender)

By:	/s/ Kathleen A. Zarn

Name: Kathleen A. Zarn
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

WIND RIVER CLO II - TATE INVESTORS, LTD. By: McDonnell Investment Management, LLC, as Manager

(Name of Lender)

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
Title: Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

DUNES FUNDING LLC

By: /s/ Tara E. Kenny

Name:	Tara E. Kenny
Title: Assistant Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

HARBOUR TOWN FUNDING LLC

By: /s/ Tara E. Kenny

Name:	Tara E. Kenny
Title: Assistant Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KATONAH X CLO LTD.

By:	/s/ Daniel Gilligan

	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

KATONAH IX CLO LTD.

By:	/s/ Daniel Gilligan

	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

Signature page to First Amendment dated as of ,
2008 to the Lear Corporation Amended and Restated
Credit and Guarantee Agreement, dated as of April 25,
2006

KATONAH VII CLO LTD.

By:	/s/ Daniel Gilligan

	Name:	DANIEL GILLIGAN
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

By: Callidus Debt Partners CLO Fund IV Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC.

(Name of Lender)

By:	/s/ Wayne Mueller

	Name:	WAYNE MUELLER
	Title:	SENIOR MANAGING DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC

(Name of Lender)

By:	/s/ Wayne Mueller

	Name:	WAYNE MUELLER
	Title:	SENIOR MANAGING DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

By: Callidus Debt Partners CLO Fund VI, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC

(Name of Lender)

By:	/s/ Wayne Mueller

	Name:	WAYNE MUELLER
	Title:	SENIOR MANAGING DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC
(Name of Lender)

By:	/s/ Wayne Mueller

	Name:	WAYNE MUELLER
	Title:	SENIOR MANAGING DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BANK OF MONTREAL
By: HIM Monegy, Inc., As Agent

By:	/s/ Jason Anderson

	Name:	Jason Anderson
	Title:	Associate

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Del Mar CLO I, Ltd.
By: Caywood-Scholl Capital Management LLC
As Collateral Manager

By:	/s/ James Pott

	Name:	James Pott
	Title:	Director of Research

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Feingold O’Keeffe Capital LLC as Collateral Manager for: Avery St. CLO, Ltd

(Name of Lender)

By:	/s/ Scott D’orsi

	Name:	Scott D’orsi
	Title:	Principal

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan
By: Hartford Investment Management Company Its Investment Manager

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

State Board of Administration of Florida

By: Hartford Investment Management Company, its Investment Manager

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Hartford Accident and Indemnity Company

By: Hartford Investment Management Company
Its Agent and Attorney-in-Fact

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford High Yield Fund

By: Hartford Investment Management
Company, its Sub-advisor

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series

By: Hartford Investment Management Company,
its Investment Manager

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund

By Hartford Investment Management Company, its
Sub-advisor

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Hartford Life and Accident Insurance Company

By: Hartford Investment Management Company
Its Agent and Attorney-in-Fact

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Hartford Series Fund, Inc., on behalf of Hartford High Yield HLS Fund
By: Hartford Investment Management
Company, Its Sub-advisor

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford Income Fund
By Hartford Investment Management Company,
Its Subadvisor

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund
By Hartford Investment Management Company,
Its Sub-Advisor

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Hartford Series Fund, Inc., on behalf of Hartford Total Return Bond HLS Fund
By Hartford Investment Management Company,
its Subadvisor

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford Strategic Income Fund
By: Hartford Investment Management Company
Its Investment Manager

By:	/s/ Francesco Ossino

	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of July 02, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Venture IV CDO Limited By its investment advisor, MIX Asset Management LLC

By:	/s/ Frederick H. Taylor

	Name:	Frederick H. Taylor
	Title:	Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

ZODIAC FUND – Morgan Stanley
US Senior Loan Fund.
(Name of Lender)	By: Morgan Stanley Investment Management
Inc. as Investment Adviser

By:	/s/ John Hayes

	Name:	JOHN HAYES
	Title:	EXECUTIVE DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

By:	Callidus Debt Partners CDO Fund I, Ltd.
By: Its Collateral Manager,
(Name of Lender)	Callidus Capital Management, LLC

By:	/s/ WAYNE MUELLER

	Name:	WAYNE MUELLER
	Title:	SENIOR MANAGING DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Chatham Asset Management SPC 1 for the account of A Chatham Asset High Yield Master Fund Segregated Portfolio

By:	/s/ Liezel Kleynhans

	Name:	Liezel Kleynhans
	Title:	Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Chatham Asset Management SPC 2 for the account of B Chatham Asset Leveraged Loan Offshore Fund Segregated Portfolio

By:	/s/ Liezel Kleynhans

	Name:	Liezel Kleynhans
	Title:	Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Variable Insurance Products Fund V: Strategic Income Portfolio

By:	/s/ Peter L. Lydecker

	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BlueMountain CLO III LTD.

By:	/s/ Michael Abatemarco

	Name:	Michael Abatemarco
	Title:	Associate

Signature page to First Amendment dated as of July 2nd, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

EMERALD ORCHARD LIMITED

By:	/s/ Arlene Arellano

	Name:	ARLENE ARELLANO
	Title:	AUTHORIZED SIGNATORY

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sky CBNA Loan Funding LLC

By: /s/ Erin Holmes

Name: Erin Holmes
Title: Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender) Highland Credit Strategies Fund

By: /s/ M. Jason Blackburn

Name: M. Jason Blackburn,
Title: Treasurer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

QUALCOMM Global Trading, Inc.
(Name of Lender)	By: Morgan Stanley Investment Management Inc. as Investment Manager

By: /s/ John Hayes

Name: JOHN HAYES
Title:	EXECUTIVE DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Morgan Stanley Prime Income Trust
By: Morgan Stanley Investment
(Name of Lender)	Management Inc. as Investment Advisor

By: /s/ John Hayes

Name: JOHN HAYES
Title: EXECUTIVE DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Confluent 3 Limited
By: Morgan Stanley Investment Management Inc.
(Name of Lender)	as Investment Manager

By: /s/ John Hayes

Name: JOHN HAYES
Title: EXECUTIVE DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

MSIM Peconic Bay, Ltd.
By: Morgan Stanley Investment Management Inc.
(Name of Lender)	as Interim Collateral Manager

By: /s/ John Hayes

Name: JOHN HAYES
Title: EXECUTIVE DIRECTOR

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Genesis CLO 2007-2 LTD
By LLCP Advisors LLC as Collateral Manager

By: /s/ Gordon R Cook

Name: Gordon R Cook
Title: Sr. Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Gallatin CLO III 2007-1, Ltd.
As Assignee
By: Bear Stearns Asset Management, Inc.
as its Collateral Manager

By: /s/ Niall Rosenzweig

Name: Niall Rosenzweig
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

GALLATIN CLO II 2005-1, LTD.
BY: BEAR STEARNS ASSET MANAGEMENT, INC.
AS ITS COLLATERAL MANAGER

By: /s/ Niall Rosenzweig

Name: Niall Rosenzweig
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

By: /s/ Niall Rosenzweig

Name: Niall Rosenzweig
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Bear Stearns Loan Trust
By: Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

By: /s/ Niall Rosenzweig

Name: Niall Rosenzweig
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Grayston CLO II 2004-1 LTD.
By: Bear Stearns Asset Management, Inc.,
as its Collateral Manager

By:	/s/ Niall Rosenzweig

Name: Niall Rosenzweig
Title: Managing Director

Signature page to First Amendment dated as of July 02, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor

Name: Frederick H. Taylor
Title: Managing Director

Signature page to First Amendment dated as of July 02, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor

Name: Frederick H. Taylor
Title: Managing Director

Signature page to First Amendment dated as of July 02, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Venture VI CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor

Name: Frederick H. Taylor
Title: Managing Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LANDMARK II CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Paul Arzouian

Name: Paul Arzouian
Title: Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

GREYROCK CDO LTD.

By:	/s/ Paul Arzouian

Name: Paul Arzouian
Title: Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LANDMARK VII CDO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Paul Arzouian

Name: Paul Arzouian
Title: Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LANDMARK VIII CLO LTD
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Paul Arzouian

Name: Paul Arzouian
Title: Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

UBS AG, Stamford Branch

By:	/s/ Douglas (ILLEGIBLE)

Name: Douglas (ILLEGIBLE)
Title: Director
Banking Product
Services, US

By:	/s/ Leslie Evans

Name: Leslie Evans
Title: Associate Director
Banking Product
Services, US

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

WhiteHorse IV, Ltd.
By	WhiteHorse Capital Partners, L.P.
As collateral manager
By	WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood

Name: Ethan Underwood, CFA
Title: Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Citibank, N.A.

By:	/s/ Vincent Farrell

Name: Vincent Farrell
Title: ATTORNEY-IN-FACT

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Name of Lender:

CREDIT SUISSE LOAN FUNDING LLC

By: /s/ Ronald Gotz

Name: Ronald Gotz
Title: Authorized Signatory

By: /s/ Gil Golan

Name: Gil Golan
Title: Authorized Signatory

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Fraser Sullivan CLO I, Ltd.
By:	Fraser Sullivan Investment Management, LLC
As Collateral Manager

By: /s/ Tighe P. Sullivan

	Name:	Tighe P. Sullivan
	Title:	Managing Partner

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Fraser Sullivan CLO II Ltd.
By:	Fraser Sullivan Investment Management, LLC
As Collateral Manager

By: /s/ Tighe P. Sullivan

	Name:	Tighe P. Sullivan
	Title:	Managing Partner

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Argentum LLC
By:	The Royal Bank of Scotland plc as attorney-in-fact
By:	Greenwich Capital Markets, Inc., its agent

By:/s/ Kevin Stuebe

	Name:	Kevin Stuebe
	Title:	V.P.

CRP V, as a Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By: /s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD., as a Lender

By: Oak Hill Advisors, L.P.
As Investment Manager

By: /s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender

By: /s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

OHSF FINANCING, LTD., as a Lender

By: /s/ Scott D. Krase

Name:	Scott D. Krase
Title:	Authorized Person

GMAM GROUP PENSION TRUST I, as a Lender

By: STATE STREET BANK AND TRUST
COMPANY, solely as Trustee

By: (ILLEGIBLE)

Name:	(ILLEGIBLE)
Title:	Officer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
BLACK DIAMOND CLO 2005-1 Ltd.
By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As its Collateral Manager

By:	/s/ Stephen H. Deckoff

	Name:	Stephen H. Deckoff
	Title:	Managing Principal

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

WhiteHorse I, Ltd.
By WhiteHorse Capital Partners, L.P.
As collateral manager
By WhiteRock Asset Advisor, LLC, its G.P.

By: /s/ Ethan Underwood

Name: Ethan Underwood, CFA
Title: Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LLCP LOAN FUNDING 2007

By:	/s/ Joel Russell

Name: JOEL RUSSELL
Title: AUTHORIZED SIGNATORY

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BLACK DIAMOND CLO 2005-2 Ltd.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As its Collateral Manager

By:	/s/ Stephen H. Deckoff

Name: Stephen H. Deckoff
Title: Managing Principal

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BLACK DIAMOND CLO 2006-1 (CAYMAN), Ltd.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As Its Collateral Manager

By:	/s/ Stephen H. Deckoff

Name: Stephen H. Deckoff
Title: Managing Principal

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Black Diamond International Funding, Ltd. By: BDCM Fund Adviser, L.L.C. As Its Collateral Manager

By:	/s/ Alan Corkish

Name: Alan Corkish
Title: Director

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

FD CBNA Loan Funding

By:	/s/ Brian Blessing

Name: BRIAN BLESSING
Title: AUTHORIZED SIGNATORY

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

CDL Loan Funding LLC

By:	/s/ Brian Blessing

Name: BRIAN BLESSING
Title: AUTHORIZED SIGNATORY

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

DIAMOND SPRINGS TRADING LLC

By:	/s/ Tara E. Kenny

	Name:	Tara E. Kenny
Title: Assistant Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BALLANTYNE FUNDING LLC

By:	/s/ Tara E. Kenny

	Name:	Tara E. Kenny
Title: Assistant Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Nuveen Floating Rate Income Opportunity Fund
By: Symphony Asset Management, LLC

By:	/s/ Lenny Mason

	Name:	Lenny Mason
Title: Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Symphony CLO I
By: Symphony Asset Management, LLC

By:	/s/ Lenny Mason

	Name:	Lenny Mason
Title: Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Symphony CLO II
By: Symphony Asset Management, LLC

By:	/s/ Lenny Mason

	Name:	Lenny Mason
Title: Portfolio Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Fidelity School Street Trust: Fidelity Strategic Income Fund

By:	/s/ Peter L. Lydecker

	Name:	Peter L. Lydecker
Title: Assistant Treasurer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Fidelity Summer Street Trust: Fidelity Capital & Income Fund

By:	/s/ Peter L. Lydecker

	Name:	Peter L. Lydecker
Title: Assistant Treasurer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund

By:	/s/ Peter L. Lydecker

Name: Peter L. Lydecker
Title: Assistant Treasurer

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Illinois Municipal Retirement Fund, By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

By:	/s/ James Carroll

Name: James Carroll
Title: Senior Vice President

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

JASPER FUNDING

By:	/s/ Arlene Arellano

Name: ARLENE ARELLANO
Title: AUTHORIZED SIGNATORY

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KATONAH VII CLO LTD.

By:	/s/ Daniel Gilligan

Name: DANIEL GILLIGAN
Title: Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

Signature page to First Amendment dated as of , 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Dresdner Bank AG London Branch

By:		/s/ J. FM	(ILLEGIBLE)

	Name:	J. FM	(ILLEGIBLE)
	Title:	DIRECTOR	DIRECTOR

SCHEDULE I

COMMITMENTS

(A)	Tranche A U.S. Revolving Credit Commitment, Tranche B U.S. Revolving Credit Commitment and Multicurrency Commitment Amounts (U.S. Dollars)

	U.S. Revolving Credit Commitment		Counterpart Lender	Multicurrency Commitment

U.S. Lender	Tranche A	Tranche B

Bank of America, N.A.	$118,339,250		Bank of America, N.A. Canada Branch	$80,000,000
Bank of China, New York Branch	$26,668,000
Bank of New York		$25,000,000
The Bank of Nova Scotia	$46,669,000		The Bank of Nova Scotia	$10,000,000
Bank of Tokyo – Mitsubishi UFJ Trust Company	$40,002,000
Bayerische Hypo- Und Vereinsbank AG, New York Branch	$6,667,000			$5,000,000
Blackport Capital Fund Ltd.		$27,000,000
BNP Paribas	$46,669,000			$40,000,000
Citibank, N.A.	$76,670,500		Citibank, N.A., Canadian Branch	$50,000,000
Citibank – Trading	$5,333,600
Comerica Bank	$13,334,000		Comerica Bank, Canada Branch	$5,000,000
Commerzbank AG		$164,500,000
Credit Suisse, Cayman Islands Branch	$40,002,000			$20,000,000
Deutsche Bank AG		$123,000,000
Essex Park CDO 2007 Ltd.		$3,000,000
Fifth Third Bank	$16,667,500
Goldman Sachs Credit Partners L.P.		$5,000,000
JPMorgan Chase Bank, N.A.	$118,339,250		JPMorgan Chase Bank, N.A., Toronto Branch	$80,000,000
Lehman Commercial Paper Incorporated		$3,000,000
Loan Funding V LLC		$5,000,000

SCHEDULE I

Merrill Lynch Bank USA	$16,667,500			$15,000,000
Mizuho Corporate Bank, Ltd.	$26,668,000
National City Bank	$3,333,500
The Northern Trust Company	$16,667,500			$5,000,000
Platinum Grove Contingent Capital Master Fund, Ltd.	$16,334,150
The Royal Bank of Scotland plc	$96,671,500		The Royal Bank of Scotland plc, New York Branch	$70,000,000
Secondary Loan and Distressed Credit Trading	$3,333,500
Skandinaviska Enskilda Banken AB	$23,334,500			$20,000,000
Societe Generale		$25,000,000
Styx Partners LP	$20,001,000
SunTrust Bank – Atlanta		$40,000,000
Swiss Re Financial Products Corporation		$20,000,000
The Toronto Dominion Bank		$27,000,000
UBS Loan Finance LLC	$43,335,500

TOTAL	$821,707,750	$467,500,000		$400,000,000

(B)	Canadian Commitment Amounts (U.S. Dollars)

Canadian Lender	Canadian Revolving Credit Commitment	Counterpart Lender

Bank of America, N.A. Canada Branch	$20,000,000	Bank of America, N.A.
The Bank of Nova Scotia	$32,000,000	The Bank of Nova Scotia
Citibank, N.A., Canadian Branch	$16,500,000	Citibank, N.A.
Comerica Bank, Canada Branch	$5,000,000	Comerica Bank
JPMorgan Chase Bank, N.A., Toronto Branch	$20,000,000	JPMorgan Chase Bank, N.A.
The Royal Bank of Scotland plc, New York Branch	$6,500,000	The Royal Bank of Scotland plc

TOTAL	$100,000,000

SCHEDULE II

FORM OF ASSIGNMENT AND ACCEPTANCE

                    Reference is made to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit and Guarantee Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), LEAR CANADA, a general partnership formed under the laws of the province of Ontario, Canada (the “Canadian Borrower”), each FOREIGN SUBSIDIARY BORROWER (together with the U.S. Borrower and the Canadian Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), THE BANK OF NOVA SCOTIA, as Canadian administrative agent for the Lenders thereunder (in such capacity, the “Canadian Administrative Agent”), and JPMORGAN CHASE BANK, N.A., a national banking association, as general administrative agent for the Lenders thereunder (in such capacity, the “General Administrative Agent”, and together with the Canadian Administrative Agent, the “Administrative Agents”), and others. Unless otherwise defined herein, terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

                    The Assignor identified on Schedule 1 hereto (the “Assignor”) and the Assignee identified on Schedule 1 hereto (the “Assignee”) agree as follows:

                    1.          The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest set forth on Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit and Guarantee Agreement with respect to those credit facilities contained in the Credit and Guarantee Agreement as are set forth on Schedule 1 hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount and/or commitment amount for each Assigned Facility as set forth on Schedule 1 hereto.

                    2.          The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit and Guarantee Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit and Guarantee Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and that it is the legal and beneficial owner of the Assigned Interest; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their respective Subsidiaries, any other Loan Party or any other obligor or the performance or observance by the Borrowers, any of their respective Subsidiaries, any other Loan Party or any other obligor of any of their respective obligations under the Credit and Guarantee Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agents, upon request by the Assignee, exchange any attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agents exchange any attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                    3.          The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit and Guarantee Agreement, together with copies of the financial statements delivered pursuant to subsection 12.1 thereof,

2

the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the General Administrative Agent, the Canadian Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit and Guarantee Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the General Administrative Agent and the Canadian Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit and Guarantee Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agents by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit and Guarantee Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit and Guarantee Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsections 9.12(b) and (f) of the Credit and Guarantee Agreement; and (f) represents and warrants that it is a Professional Market Party.

                    4.          The effective date of this Assignment and Acceptance shall be the date set forth on Schedule 1 hereto (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agents for acceptance by them and recording by the Administrative Agents pursuant to the Credit and Guarantee Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agents, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agents).

                    5.          Upon such acceptance and recording, from and after the Effective Date, the Administrative Agents shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agents for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                    6.          From and after the Effective Date, (a) the Assignee shall be a party to the Credit and Guarantee Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit and Guarantee Agreement.

                    7.          This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                    IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

SCHEDULE 1

Name of Assignor:

Name of Assignee:

And is an Affiliate/Approved Fund of ____________

Effective Date of Assignment:

Credit Facility Assigned	Aggregate Amount of all Lenders’ Commitments and Loans	Amount of Commitments and Loans Assigned	Percentage of Commitments and Loans Assigned

[Tranche A U.S. Revolving Credit Commitment	$	$	%]
[Tranche B U.S. Revolving Credit Commitment	$	$	%]
[Multicurrency Commitment	$	$	%]
[Canadian Revolving Credit Commitment	$	$	%]
[Term Loans	$	$	%]

[The Assignor represents that, after giving effect to the assignment of the Assigned Interest, the sum of the Multicurrency Commitment and Canadian Revolving Credit Commitment of Assignor (or its lending affiliate) will not exceed the U.S. Revolving Credit Commitment of Assignor.]1

The Assignee (in the case of an Assignee that is not a Lender) agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[NAME OF ASSIGNEE]	[NAME OF ASSIGNOR]

By:	By:

Title:	Title:

[1]	Representation to be included in the case that the Assigned Facility is the Tranche A U.S. Revolving Credit Facility.

Accepted:

JPMORGAN CHASE BANK, N.A.,
as General Administrative Agent

By:

Title:

THE BANK OF NOVA SCOTIA, as
Canadian Administrative Agent

By:

Title:

Consented to:

LEAR CORPORATION

By:

Title:[2]

JPMORGAN CHASE BANK, N.A.,
as General Administrative Agent

By:

Title:

[THE BANK OF NOVA SCOTIA,
as Canadian Administrative Agent

By:

Title:][3]

[BANK OF AMERICA, N.A.,
as Swing Line Dollar Lender

By:

Title:][4]

[JPMORGAN CHASE BANK, N.A.,
as Swing Line Multicurrency Lender

By:

Title:][5]

[JPMORGAN CHASE BANK, N.A.,
as Issuing Lender

By:

Title:][6]

[2]	No consent required while an Event of Default is in existence.

[3]	Consent is required in the event of an assignment of Canadian Revolving Credit Commitments.

[4]	No consent required in the event of an assignment of a Term Loan.

[5]	Consent is required only in the event of an assignment of Multicurrency Commitments.

[6]	No consent required in the event of an assignment of a Term Loan.

ACKNOWLEDGEMENT AND CONSENT

          Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June 27, 2008 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of April 25, 2006 (the “Existing Credit Agreement”), among LEAR CORPORATION, a Delaware corporation, certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties thereto, the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent, and agrees with respect to each Loan Document to which it is a party:

          (a)          all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of the Loan Parties under the Existing Credit Agreement shall extend to and cover Extensions of Credit made under the Tranche A U.S. Revolving Credit Facility, MultiCurrency Loans and Canadian Revolving Credit Loans (each as extended pursuant to the Amendment) and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and

          (b)          all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.

[Remainder of page intentionally left blank.]

[LOAN PARTIES]

By

Name:
Title: